Securities, 424I - Securities, 424I: 1	Mar. 31, 2025 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 236,697,209.00
Aggregate Redeemed or Repurchased, FY	307,190,380.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	(70,493,171.00)
Net Sales	$ 0.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 0.00